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                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



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                                      Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 18, 1996



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                              TRANSMONTAIGNE OIL COMPANY

                            Commission file number 1-11763

           A Delaware Corporation                  IRS Employer No. 06-1052062



                                370 Seventeenth Street
                                      Suite 2750
                                   Denver, CO  80202
                            Telephone Number (303) 626-8200




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Item 2.  Acquisition or Disposition of Assets
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        On December 20, 1996, the Registrant acquired the Grasslands natural gas gathering, processing, treating and fractionation system from Koch Hydrocarbon Company for approximately $71,000,000 in cash, pursuant to the Agreement for Sale of McKenzie Gas
        Processing Plant and Grasslands Gas Gathering System dated as of October 31, 1996, between the Registrant's wholly-owned subsidiary Bear Paw Energy, Inc. and Koch Hydrocarbon Company. The
        Registrant intends to continue the prior use of the assets acquired. Substantially the same information required by this Form 8-K concerning the acquisition was previously reported in the Registrant's Form S-2 Registration Statement dated December 24, 1996, which is incorporated by reference as Exhibit 99.1 to this Current Report. The Agreement for Sale was previously filed as Exhibit 10.7 to the Registrant's Form S-2 Registration Statement dated December 24, 1996, and is incorporated by reference as Exhibit 2.1 to this Current Report.

Item 5.  Other Events
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        The Registrant entered into a Credit Agreement dated December 18,
        1996 between TransMontaigne Oil Company and The First National Bank of Boston, Agent, which Agreement was previously filed as
        Exhibit 10.8 to the Registrant's Form S-2 Registration Statement dated December 24, 1996, and which is incorporated by reference as
        Exhibit 10.1 to this Current Report.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

        a.   Financial Statements of Business Acquired

             The financial statements of the business acquired are incorporated by reference from the Registrant's Form S-2 Registration Statement dated December 24, 1996, which is incorporated by reference as Exhibit 99.1 to this Current Report.

        b.   Pro Forma Financial Information

             The required pro forma financial information is incorporated by reference from the Registrant's Form S-2 Registration Statement dated December 24, 1996, which is incorporated by reference as Exhibit 99.1 to this Current Report.

         c.  Exhibits


             Exhibit No.    Description
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                 2.1        Agreement for Sale of McKenzie Gas Processing
                            Plant and Grasslands Gas Gathering System dated as of October 31, 1996 between Bear Paw Energy, Inc.
                            and Koch Hydrocarbon Company, incorporated by reference from Exhibit 10.7 to the Registrant's
                            Form S-2 Registration Statement dated December 24,
                            1996.

                10.1 Credit Agreement between TransMontaigne Oil Company and The First National Bank of Boston, Agent, dated December 18, 1996, incorporated by reference from Exhibit 10.8 to Registrant's Form S-2 Registration Statement dated December 24, 1996.

                23.1       Consent of KPMG Peat Marwick LLP.  FILED HEREWITH

                99.1 Registrant's Form S-2 Registration Statement dated December 24, 1996 (incorporated by reference from the Registrant's Form S-2 Registration Statement dated December 24, 1996 (SEC File No. 333-18795) filed with the Securities and Exchange Commission on December 24, 1996.



                                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 3, 1996                   TRANSMONTAIGNE OIL COMPANY


                                         By:/s/Harold R. Logan, Jr.
                                             Harold R. Logan, Jr.
                                             Executive Vice President/Finance